===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------
                                    FORM T-1

      STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST INDENTURE
                   ACT OF 1939 OF A CORPORATION DESIGNATED TO
                                 ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                 TRUSTEE PURSUANT TO SECTION 305(b)(2)_________

                                 ---------------

                        U.S. TRUST COMPANY OF TEXAS, N.A.
               (Exact name of trustee as specified in its charter)

                                                                75-2353745
      (State of incorporation                               (I.R.S. employer
      if not a national bank)                              identification No.)

   2001 Ross Avenue, Suite 2700                                75201-2936
           Dallas, Texas                                       (Zip Code)
       (Address of trustee's
   principal executive offices)

                               Compliance Officer
                        U.S. Trust Company of Texas, N.A.
                          2001 Ross Avenue, Suite 2700
                            Dallas, Texas 75201-2936
                                 (214) 754-1200
            (Name, address and telephone number of agent for service)

                                 ---------------

                                   OpTel, Inc.
               (Exact name of obligor as specified in its charter)

                Delaware                                        95-4498704
     (State or other jurisdiction of                         (I.R.S. employer
     incorporation or organization)                         identification No.)

        1111 W. Mockingbird Lane
              Dallas, Texas                                        75247
(Address of principal executive offices)                        (Zip Code)

                                ---------------

                            13% Senior Notes due 2005
                       (Title of the indenture securities)
===============================================================================

                                     GENERAL

 1. General Information.

    Furnish the following information as to the Trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

            Federal Reserve Bank of Dallas (11th District), Dallas, Texas
                     (Board of Governors of the Federal Reserve System)
            Federal Deposit Insurance Corporation, Dallas, Texas
            The Office of the Comptroller of the Currency, Dallas, Texas

    (b) Whether it is authorized to exercise corporate trust powers.

            The Trustee is authorized to exercise corporate trust powers.

 2. Affiliations with Obligor and Underwriters.

    If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

    None.

 3. Voting Securities of the Trustee.

    Furnish the following information as to each class of voting securities of the Trustee:

As of December 31, 1997
-------------------------------------------------------------------------------

                 Col A.                                        Col B.
-------------------------------------------------------------------------------

             Title of Class                              Amount Outstanding
-------------------------------------------------------------------------------

   Capital Stock - par value $100 per share                5,000 shares

 4. Trusteeships under Other Indentures.

    Not Applicable

 5. Interlocking Directorates and Similar Relationships with the Obligor or Underwriters.

    Not Applicable

 6. Voting Securities of the Trustee Owned by the Obligor or its Officials.

    Not Applicable

 7. Voting Securities of the Trustee Owned by Underwriters or their Officials.

    Not Applicable

 8. Securities of the Obligor Owned or Held by the Trustee.

    Not Applicable

 9. Securities of Underwriters Owned or Held by the Trustee.

    Not Applicable

10. Ownership or Holdings by the Trustee of Voting Securities of Certain Affiliates or Security Holders of the Obligor.

    Not Applicable

11. Ownership or Holdings by the Trustee of any Securities of a Person Owning 50 Percent or More of the Voting Securities of the Obligor.

    Not Applicable

12. Indebtedness of the Obligor to the Trustee.

    Not Applicable

13. Defaults by the Obligor.

    Not Applicable

14. Affiliations with the Underwriters.

    Not Applicable

15. Foreign Trustee.

    Not Applicable

16. List of Exhibits.

    T-1.1 - A copy of the Articles of Association of U.S. Trust Company of
            Texas, N.A.; incorporated herein by reference to Exhibit T-1.1 filed with Form T-1 Statement, Registration No. 22-21897.

16. (con't.)

    T-1.2 - A copy of the certificate of authority of the Trustee to commence business; incorporated herein by reference to Exhibit T-1.2 filed with Form T-1 Statement, Registration No. 22-21897.

    T-1.3 - A copy of the authorization of the Trustee to exercise corporate trust powers; incorporated herein by reference to Exhibit T-1.3 filed with Form T-1 Statement, Registration No. 22-21897.

    T-1.4 - A copy of the By-laws of the U.S. Trust Company of Texas, N.A., as amended to date; incorporated herein by reference to Exhibit T-1.4 filed with Form T-1 Statement, Registration No. 22-21897.

    T-1.6 - The consent of the Trustee required by Section 321(b) of the Trust
            Indenture Act of 1939.

    T-1.7 - A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.


                                      NOTE

As of December 31, 1996 the Trustee had 5,000 shares of Capital Stock outstanding, all of which are owned by U.S. T.L.P.O. Corp. As of December 31, 1996 U.S. T.L.P.O. Corp. had 35 shares of Capital Stock outstanding, all of which are owned by U.S. Trust Corporation. U.S. Trust Corporation had outstanding 9,752,781 shares of $5 par value Common Stock as of December 31, 1996.

The term "Trustee" in Items 2, 5, 6, 7, 8, 9, 10 and 11 refers to each of U.S Trust Company of Texas, N.A., U.S. T.L.P.O. Corp. and U.S. Trust Corporation.

Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all the facts on which to base responsive answers to Items 2, 5, 6, 7, 9, 10 and 11, the answers to said Items are based upon incomplete information. Items 2, 5, 6, 7, 9, 10 and 11 may, however, be considered correct unless amended by an amendment to this Form T-1.

In answering any items in this Statement of Eligibility and Qualification which relates to matters peculiarly within the knowledge of the obligors or their directors or officers, or an underwriter for the obligors, the Trustee has relied upon information furnished to it by the obligors and will rely on information to be furnished by the obligors or such underwriter, and the Trustee disclaims responsibility for the accuracy or completeness of such information.

---------------

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, U.S Trust Company of Texas, N.A., a national banking association organized under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Dallas, and State of Texas on the 20th day of March, 1997.

                                     U.S. Trust Company of Texas, N.A.,
                                     Trustee



                                     By: /s/ John C. Stohlmann
                                            -----------------------------------
                                            John C. Stohlmann
                                            Vice President

                                                                  Exhibit T-1.6



CONSENT OF TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 as amended in connection with the proposed issue of OpTel, Inc. 13 % Senior Notes due 2005, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefore.


                                     U.S. Trust Company of Texas, N.A.,
                                     Trustee



                                     By: /s/ John C. Stohlmann
                                            -----------------------------------
                                            John C. Stohlmann
                                            Vice President

                                                                 Board of Governors of the Federal Reserve System
                                                                 OMB Number:  7100-0036
                                                                 Federal Deposit Insurance Corporation
                                                                 OMB Number:  3064-0052
                                                                 Office of the Comptroller of the Currency
Federal Financial Institutions Examination Council               OMB Number:  1557-0081
                                                                 Expires March 31,1999
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Please Refer to Page i,                                      (1)
                                                                 Table of Contents, for
(LOGO)                                                           the required disclosure
                                                                 of estimated burden
-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR A
BANK WITH DOMESTIC OFFICES ONLY AND TOTAL ASSETS OF                        (961231)
LESS THAN $100 MILLION - - FFIEC 034                                   ----------------
REPORT AT THE CLOSE OF BUSINESS DECEMBER                                  (RCRI 9999)
31, 1996

This report is required by law: 12 U.S.C. Section 324 (State     This  report form is to be filed by banks with domestic
member banks);  12 U.S. c. Section 1817 (State nonmember         offices only. Banks with branches and consolidated
banks); and 12 U.S. C. Section 161 (National banks).             subsidiaries in U.S. territories and possessions, Edge or
                                                                 Agreement subsidiaries, foreign  branches, consolidated
                                                                 foreign subsidiaries, or International Banking Facilities
                                                                 must file FFIEC 031.
-----------------------------------------------------------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an  The Reports of Condition and Income are to be prepared in
authorized officer and the Report of Condition must be          accordance with Federal regulatory authority instructions.
attested to by not less than two directors (trustees)           NOTE: these instructions may in some cases differ from generally
for State from nonmember banks and three directors              accepted accounting principles.
for State member and National Banks.

                                                                We, the undersigned directors (trustees), attest to the
I,  Alfred B. Childs, SVP & Cashier                             correctness of this Report of Condition (including the
    -------------------------------                             supporting schedules) and declare that it has been examined
   Name and Title of  Officer Authorized to Sign Report         by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the
of the named bank do hereby declare that these                  appropriate Federal regulatory authority and is true and
Reports of Condition and Income (including the                  correct.
supporting schedules) have been prepared in
conformance with the instructions issued by the                 /s/     Stuart M. Pearman
appropriate Federal regulatory authority and are                -------------------------
true to the best of my knowledge and belief.                      Director (Trustee)


/s/  Alfred B. Childs                                           /s/      J. T. Moore Jr.
---------------------------                                     --------------------------
  Signature of Officer Authorized to Sign Report                  Director (Trustee)

January 15, 1997                                                /s/       Peter J. Denker
-----------------                                               -----------------------------
 Date of Signature                                                 Director (Trustee)

-----------------------------------------------------------------------------------------------------------------------------------
FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANKS: Return the original and one copy             NATIONAL BANKS: Return the original only in the special
to the appropriate Federal Reserve District Bank.                return address envelope provided. If express mail is used
                                                                 in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127
STATE NONMEMBER BANKS: Return the original only in               Espey Court, Suite 204, Crofton, MD 21114.
the special return address envelope provided. If
express mail is used in lieu of the special
return address envelope, return the original only to
the FDIC, c/o Quality Data Systems, 2127 Espey
Court, Suite 204, Crofton, MD 21114.
-----------------------------------------------------------------------------------------------------------------------------------
FDIC Certificate Number ____________                                                                                  12-31-96
                        (RCRI 9050)                              Banks should affix the address label in this space.

                                                                 U. S. Trust Company of Texas, National Association
                                                                 --------------------------------------------------
                                                                 Legal Title of Bank (TEXT 9010)

                                                                 2001 Ross Avenue, Suite 2700
                                                                 ----------------------------
                                                                 City (TEXT 9130)

                                                                 Dallas, TX                                   75201
                                                                 -----------------------------------------------------------------
                                                                 State Abbrev.  (TEXT 9200)                   ZIP Code (TEXT 9220)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance corporation, Office of the Comptroller of the Currency





U.S. Trust Company of Texas, N.A.                       Call Date:         12/31/96     State #:   6797           FFIEC  034
2100 Ross Avenue, Suite 2700                            Vendor ID:                D     Cert #:    33217          Page RC-2
Dallas, TX  75201                                       Transit #:         11101765

                                                                                                                ---------------
                                                                                                                      9
                                                                                                                ---------------

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC - Balance Sheet
                                                                                                                         C100
                                                                                                 Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
 1.    Cash and balances due from depository institutions:                                            RCON
                                                                                                      ----         --------
       a.     Noninterest-bearing balances and surrency and coin(1,2)___________  ______  _______     0081         325  1.a
                                                                                                               --------
                                                                                                               --------
       b. Interest bearing balances(3)__________________________________________  ______  _______     0071         173  1.b
                                                                                                               --------
 2.    Securities:
                                                                                                               --------
       a.  Held-to-maturity securities (from Schedule RC-B, column A)___________  ______  _______    1754           0  2.a
                                                                                                               --------
                                                                                                               --------
       b.   Available-for-sale securities (from Schedule RC-B, column D)________  ______  _______     1773     101,385  2.b
                                                                                                               --------
 3.    Federal funds sold and securities purchased under agreements to resell:
                                                                                                               --------
       a. Federal funds sold (4)________________________________________________  ______  _______     0276           0  3.a
                                                                                                               --------
                                                                                                               --------
       b. Securities purchased under agreements to resell(5)____________________  ______  _______     0277           0  3.b
                                                                                                               --------
 4.    Loans and lease financing receivables:                                     RCON
                                                                                  ----    ---------
       a. Loans and leases, net of unearned income (from Schedule RC-C)_________   2122     42,103                      4.a
                                                                                          ---------
                                                                                          ---------
       b. LESS: Allowance for loan and lease losses_____________________________   3123        481                      4.b
                                                                                          ---------
                                                                                          ---------
       c. LESS: Allocated transfer risk reserve_________________________________   3128          0                      4.c
                                                                                          ---------
                                                                                                               --------
       d.  Loans and leases, net of unearned income, allowance, and reserve                          RCON
                                                                                                     ----
            (item 4.a minus 4.b and 4.c)________________________________________  ______  _______     2125      41,622  4.d
                                                                                                               --------
                                                                                                               --------
 5.    Trading assets___________________________________________________________  ______  _______     3545           0  5.
                                                                                                               --------
                                                                                                               --------
 6.    Premises and fixed assets (including capitalized leases)_________________  ______  _______     2145         753  6.
                                                                                                               --------
                                                                                                               --------
 7.    Other real estate owned (from Schedule RC-M)_____________________________  ______  _______     2150           0  7.
                                                                                                               --------
                                                                                                               --------
 8.    Investments in unconsolidated subsidiaries and associated companies
       (from Schedule RC-M)_____________________________________________________  ______  _______     2130           0  8.
                                                                                                               --------
                                                                                                               --------
 9.    Customers' liability to this bank on acceptances outstanding_____________  ______  _______     2155           0  9.
                                                                                                               --------
                                                                                                               --------
10.    Intangible assets (from Schedule RC-M)___________________________________  ______  _______     2143           0  10.
                                                                                                               --------
                                                                                                               --------
11.    Other assets (from Sechedule RC-F)_______________________________________  ______  _______     2160       1,511  11.
                                                                                                               --------
                                                                                                               --------
12.    a. Total assets (sum of items 1 through 11)______________________________  ______  _______     2170     145,769  12.a
                                                                                                               --------
                                                                                                               --------
       b. Losses deferred pursuant to U.S.C. 1823(j)____________________________  ______  _______     0306           0  12.b
                                                                                                               --------
                                                                                                               --------
       c.  Total assets and losses deferred pursuant to 12 U.S.C. 1823(j)
             (sum of items 12.a and 12.b)_______________________________________  ______  _______     0307     145,769  12.c
                                                                                                               --------

(1)  Includes cash items inprocess of collection and unposed debits.
(2) The amount reported in this item must be greater than or equal to the sum of Schedule RC-M, items 3.a and 3.b.
(3)  Includes time certificates of deposit not held for trading.
(4) Report 'term federal funds sold' in Schedule RC, item 4.a, 'Loans and leases, net of unearned income,' and in Schedule RC-C, part 1.
(5) Report securities purchased under agreements to resell that involve the receipt of immediately available funds and mature in one business day or roll over under a continuing contract in Schedule RC, item 3.a, 'Federal funds sold.'



U.S. Trust Company of Texas, N.A.                       Call Date:         12/31/96     State #:   6797           FFIEC  034
2100 Ross Avenue, Suite 2700                            Vendor ID:                D     Cert #:    33217          Page RC-2
Dallas, TX  75201                                       Transit #:         11101765

                                                                                                                      10
                                                                                                                ---------------

Schedule RC - Continued                                                              Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
13.    Deposits:
       a.  In domestic offices (sum of totals of                                                      RCON
                                                                                                               --------
            columns A and C from Schedule RC-E)_________________________________   RCON               2200     118,129  13.a
                                                                                   ----                        --------
                                                                                          ---------
             (1) Noninterest-bearing (1)________________________________________   6631     12,669                      13.a.1
                                                                                          ---------
                                                                                          ---------
             (2) Interest-bearing ______________________________________________   6636    105,440
                                                                                          ---------
       b.  In foreign offices, Edge and Agreement subsidiaries, and IBFs
             (1) Noninterest-bearing____________________________________________

             (2) Interest-bearing_______________________________________________
14.    Federal funds purchased and securities sold under agreements to                                RCON
       repurchase:                                                                                    ----
                                                                                                               --------
       a. Federal funds purchased (2)___________________________________________  ______  _______     0278           0  14.a
                                                                                                               --------
                                                                                                               --------
       b. Securities sold under agreements to repurchase (3)____________________  ______  _______     0279           0  14.b
                                                                                                               --------
                                                                                                               --------
15.    a. Demand notes issued to the U.S. Treasury______________________________  ______  _______     2840           0  15.a
                                                                                                               --------
                                                                                                               --------
       b. Trading liabilities___________________________________________________  ______  _______     3548           0  15.b
                                                                                                               --------
16.    Other borrowed money:
                                                                                                               --------
       a.  With a remaining maturity of one year or less________________________  ______  _______     2332           0  16.a
                                                                                                               --------
                                                                                                               --------
       b.  With a remaining maturity of more than one year______________________  ______  _______     2333       6,000  16.b
                                                                                                               --------
                                                                                                               --------
17.    Mortgage indebtedness and obligations under capitalized leases___________  ______  _______     2910           0  17.
                                                                                                               --------
                                                                                                               --------
18.    Bank's liability on acceptances executed and outstanding_________________ ______  _______     29200          0  18.
                                                                                                               --------
                                                                                                               --------
19.    Subordinated notes and debentures________________________________________  ______  _______     3200           0  19.
                                                                                                               --------
                                                                                                               --------
20.    Other liabilities (from Schedule RC-G)___________________________________  ______  _______     2930       1,575  20.
                                                                                                               --------
                                                                                                               --------
21.    Total liabilities (sum of items 13 through 20)___________________________  ______  _______     2948     125,704  21.
                                                                                                               --------
                                                                                                               --------
22.    Limited-life preferred stock and related surplus_________________________  ______  _______     3282           0  22.
                                                                                                               --------
EQUITY CAPITAL
                                                                                                              ---------
23.    Perpetual preferred stock and related surplus____________________________  ______   ______     3838       7,000  23.
                                                                                                              ---------
                                                                                                              ---------
24.    Common stock_____________________________________________________________  ______   ______     3230         500  24.
                                                                                                              ---------
                                                                                                              ---------
25.    Surplus (exclude all surplus related to preferred stock)_________________  ______   ______     2829       8,384  25.
                                                                                                              ---------
                                                                                                              ---------
26.    a. Undivided profits and capital reserves________________________________  ______   ______     3632       4,045  26.a
                                                                                                              ---------
                                                                                                              ---------
       b. Net unrealized holding gains (losses) on available-for-sale securities  ______   ______     8434         136  26.b
                                                                                                              ---------
                                                                                                              ---------
27.    Cumulative foreign currency translation adjustments______________________  ______   ______     3210
                                                                                                              ---------
                                                                                                              ---------
28.    a. Total equity capital (sum of items 23 through 27)_____________________  ______   ______     3210      20,065  28.a
                                                                                                              ---------
                                                                                                              ---------
       b. Losses deferred pursuant to 12 U.S.C. 1823(j)_________________________  ______   ______     0306           0  28.b
                                                                                                              ---------
                                                                                                              ---------
       c.  Total equity capital and losses deferred pursuant to 12 U.S.C. 1823(j)
           (sum of items 28.a and 28.b)_________________________________________  ______   ______
                                                                                                              ---------
                                                                                                              ---------
29.    Total liabilities, limited-life preferred stock, equity capital, and losses deferred pursuant to 12 U.S.C. 1823(j) (sum of items 21, 22, and
       28.c)____________________________________________________________________  ______   ______    2257     145,769  29.
                                                                                                              ---------
Memorandum
   To be reported only with the March Report of Condition.
                                                                                                              ---------
 1.  Indicate in the box at the right the number of the statement below that best describes the    RCON
     most comprehensive level of auditing work performed for the bank by independent external      -----        N/A  M.1
     auditors as of any date during 1995__________________________________________________________ 6724
                                                                                                              ---------

1 = Independent audit of the bank conducted in accordance            4 = Directors' examination of the bank performed by other
      with generally accepted auditing standards by certified               external auditors (may be required by state chartering
      public accounting firm which submits a report on the  bank            authority)
2 = Independent audit of the bank's parent holding company           5 = Review of the bank's financial statements by external
      conducted in accordance with generally accepted auditing              auditors
      standards by a certified public accounting firm which          6 = Compilation of the bank's financial statements by
      submits a report on the consolidated holding company (but             external auditors
      not on the bank separately)                                    7 = Other audit procedures (excluding tax preparation
3 = Directors' examination of the bank conducted in accordance              work)
       with generally accepted auditing standards by a certified     8 = No external audit work
       public accounting firm (may be required by state chartering authority)

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Report "term federal funds purchased" in Schedule RC, item 16, 'Other borrowed money.'
(3) Report securities sold under agreements to repurchase that involve the receipt of immediately available funds and mature in one business day or roll over under a continuing contract in Schedule RC, item 14.a, 'Federal funds purchased.'